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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 19, 2004

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

     Massachusetts                   333-114018                 04-2955061
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)

     31 Market Street, Ipswich, Massachusetts                      01938
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Conditions

      On November 17, 2004, Neil St. John Raymond, Chairman of the Board, and Donald P. Gill, President and Chief Executive Officer, of the Company issued a letter to shareholders announcing the Company's financial results for the third quarter ended September 30, 2004. The letter to shareholders is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99.1   Letter to Shareholders dated November 17, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          First Ipswich Bancorp


                                          By: /s/ Donald P. Gill
                                              ---------------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: November 19, 2004

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                                  EXHIBIT INDEX



Exhibit No.       Exhibit Description
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99.1              Letter to Shareholders dated November 17, 2004.